FIRST AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT

FIRST AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT, (the "Amendment") dated as of October 7, 2016, by and between CHUGACH ELECTRIC ASSOCIATION, INC. ("Borrower"), a corporation organized and existing under the laws of the State of Alaska, and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("CFC"), a cooperative association organized and existing under the laws of the District of Columbia.

RECITALS

WHEREAS, the Borrower and CFC are parties to that certain Revolving Line of Credit Agreement, dated as of September 26, 2012, bearing an Effective Date (as defined therein) of October 12, 2012 (the "Original Agreement"), providing for a revolving loan to be made available to Borrower by CFC in the aggregate principal amount of Fifty Million and 00/100 Dollars ($50,000,000.00.00) (the “Line of Credit”); and

WHEREAS, the Borrower has requested, and CFC has agreed to, the deletion of Section 3.04 of the Original Agreement;

NOW, THEREFORE, for and in consideration of the foregoing, and in further consideration of the premises and the mutual covenants herein contained, the parties hereby amend the Original Agreement, agree and bind themselves as follows:

Section 1.Recitals.  The foregoing recitals are incorporated herein by reference.

Section 2.Definitions.  Capitalized terms that are not defined herein shall have the meanings assigned to them as set forth in the Original Agreement.  If not otherwise defined therein or herein, such capitalized terms shall be defined in accordance with generally accepted accounting principles.

Section 3.Amendment.

A.Section 3.04 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.04 RESERVED

Section 4.Conditions to Amendment. In addition to the conditions set forth in the Original Agreement, the obligation of CFC to enter into this Amendment and to make any Advance pursuant to the terms hereof is subject to the satisfaction of the following conditions:

4.1.     Borrower Documents.  CFC shall have been furnished with (i) an executed original of this Amendment and (ii) certified copies of all such organizational documents and proceedings of the Borrower authorizing the transactions hereby contemplated as CFC shall require.

4.2.     Government Approvals.  The Borrower shall have furnished to CFC true and correct copies of all certificates, authorizations and consents necessary for the execution, delivery and performance by the Borrower of this Amendment.

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Section 5.Promise to Pay.  The Borrower hereby unconditionally promises and agrees to pay, as and when due, interest on all amounts advanced under the Line of Credit from the date of each Advance and to repay all amounts advanced under the Original Agreement, as amended hereby, with interest thereon as provided in the Original Agreement, as amended hereby.

Section 6.Effectiveness of Amendment.  This amendment will be effective when each of CFC and Borrower has executed a counterpart of this amendment and delivered it to the other.

Section 7.Representations and Warranties.   As a further inducement for CFC to enter into this Amendment, the Borrower represents and warrants that:

7.1     Good Standing.    The Borrower is a corporation organized and validly existing and in good standing under the laws of the state of its incorporation, is duly qualified in those states in which it is required to be qualified to conduct its business and has power to enter into and perform this Amendment.  The Borrower is a member in good standing of CFC.

7.2     Authority.  The execution, delivery and performance by the Borrower of this Amendment and the performance hereof, have been duly authorized by all necessary corporate action and will not violate any provision of law or of the articles of incorporation or bylaws of the Borrower, or result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by which it may be bound.  The individual executing this Amendment has been duly authorized to act on behalf of the Borrower and has the requisite authority to bind the Borrower to the terms hereof without further action of, and without obtaining any additional approvals from, the Borrower’s governing body or any other person or entity.

7.3     Material Adverse Change. There has been no material adverse change in the financial condition or operations of the Borrower since the date of the Original Agreement, except as set forth in the most recent financial statements submitted to CFC or as otherwise disclosed in writing to CFC prior to the date hereof.

7.4     REQUIRED APPROVALS.  NO LICENSE, CONSENT OR APPROVAL OF ANY GOVERNMENTAL AGENCY OR AUTHORITY IS REQUIRED TO ENABLE THE BORROWER TO ENTER INTO THIS AMENDMENT, OR TO PERFORM ANY OF THE OBLIGATIONS PROVIDED FOR HEREIN, EXCEPT AS HAVE BEEN OBTAINED BY THE BORROWER AND DELIVERED TO CFC PRIOR TO THE DATE HEREOF.

7.5     Prior Representations and Warranties.  All representations and warranties made by the Borrower in the Original Agreement are true and correct as of the date hereof.

Section 8.Miscellaneous.

8.1     Modification.   No modification or waiver of any provision of this Amendment, and no consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing by the party granting such modification, waiver or consent.

8.2     Merger and Integration.  This Amendment, the Original Agreement and the matters incorporated by reference contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby.

8.3     Incorporation; Inconsistency with Original Agreement. Except as otherwise amended or modified herein, the terms, conditions and provisions of the Original Agreement are

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incorporated herein by reference as if set forth in full herein and remain in full force and effect. In the event of any conflict or inconsistency between the terms of this Amendment and the Original Agreement, the terms of this Amendment shall control.  Nothing in this Amendment shall, however, eliminate or modify any special condition, special affirmative covenant or special negative covenant, if any, specified in the Original Agreement.

8.4     GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(A) THE PERFORMANCE AND CONSTRUCTION OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

(B) THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES COURTS LOCATED IN VIRGINIA AND OF ANY STATE COURT SO LOCATED FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE ESTABLISHING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(C) THE BORROWER AND CFC EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

CHUGACH ELECTRIC ASSOCIATION, INC.
(SEAL)
		By:	/s/ George Jody Wolfe
		Title:	Controller
Attest:	Thomas M. Schulman
Title:	Notary Public
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION
(SEAL)
		By:	/s/ Paula Z. Kramp
Assistant Secretary-Treasurer
Attest:	/s/ Lawrence Saunders
Assistant Secretary-Treasurer

Loan Number:  AK008-R-5107

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